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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 22, 2003

                        NUTRITIONAL SOURCING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                 33-63372           65-0415593
   ------------------------------  ---------------  ----------------------
    (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)           File Number)     identification no.)


           1300 N.W. 22nd Street
           Pompano Beach, Florida                     33069
  ----------------------------------------    -----------------------
  (Address of principal executive offices)         (Zip code)

     Registrant's telephone number, including area code: (954) 977-2500
                                                         ---------------

     Registrant's former name
     ------------------------


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      On January 17, 2003, Nutritional Sourcing Corporation (the "Company"), with the consent of the Official Committee of Unsecured Creditors, filed a motion pursuant to Section 1121(d) of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (Case NO. 02-12550 PJW) for an order extending the Debtor's exclusive periods to file a Plan of Reorganization and solicit acceptances thereof such that the periods will end on June 30, 2003 and August 30, 2003, respectively.

      On January 17, 2003 the Company filed with the United States Bankruptcy Court for the District of Delaware (Case No. 02-12550 PJW), with the consent of the Official Committee of Unsecured Creditors, an emergency motion for an order
 (i) pursuant to Sections 105, 363(b) and 364(a) of the Bankruptcy Code authorizing it to approve the extension of the pre-petition credit agreement (as defined), a new guarantee and certain security documents in favor of the new lender; and (ii) pursuant to Section 362 of the Bankruptcy Code modifying the automatic stay. The Extension Agreement is attached to the motion. It is anticipated that the transactions contemplated in the Extension Agreement will be closed on or about January 31, 2003 and the related documentation filed on Form 8-K shortly thereafter.

      On January 17, 2003, the Company reached an agreement with the Official Committee of Unsecured Creditors and its equityholder on the principal terms of a comprehensive financial restructuring as part of a Plan of Reorganization, a copy of which is attached hereto as Exhibit 99.1.


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      The Company will not timely file its form 10-K for the fiscal year (52 weeks) ended November 2, 2002.

Forward Looking Statements

      Certain statements herein and other certain statements contained in previous filings under the Securities Act of 1934, as amended, may constitute forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, among others, statements concerning
 (1) closing of transactions contemplated in the Extension Agreement, (2) extension of the exclusive period during which the Company may file a Plan of Reorganization and solicit and obtain acceptances thereof, and (3) the filing of the Company's form 10-K for the fiscal year ended November 2, 2002. Actual results could differ materially from those anticipated in such statements due to a number of factors, including, but not limited to, the following: the ability of the Company to continue as a going concern; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate a plan of reorganization with respect to its Chapter 11 case; risks associated with third parties eventually attempting to obtain court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case; the potential adverse impact of the Chapter 11 case on the Company's results of operations; the ability of the Company to fund and execute its business plan; and the ability of the Company to attract, motivate and/or retain key executives and associates. Nutritional Sourcing Corporation disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 7. FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)      Exhibit.      Document Description

                 99.1 Nutritional Sourcing Corporation Summary of Terms of Proposed Restructuring, dated January 17, 2003

                 99.2 Statement of Financial Affairs, filed on January 17, 2003, with the U.S. Bankruptcy Court for the District of Delaware

                 99.3 Amended Summary of Schedules, filed on January 17, 2003, with the U.S. Bankruptcy Court for the District of Delaware



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                                   SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Nutritional Sourcing Corporation

January 22, 2003                             By:  /s/ Daniel J. O'Leary
                                                  ---------------------------
                                                  Daniel J. O'Leary
                                                  Executive Vice President
                                                  And Chief Financial Officer




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